                                                                    Exhibit 99.1

ANC Rental Corporation, et al.           Case No. 01-11200 Jointly Administered

     COMBINED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SUBSTITUTE MOR-1
                  For the Period October 1, to October 31, 2002


                                                                                                            Activity -
                                                                    Current Period Activity            Filing Period to Date
                                                                 ------------------------------    -------------------------------
                                                                    Actual         Projected           Actual         Projected
                                                                 -------------    -------------    --------------   --------------
Cash - Beginning of Period                                       $ 161,200,742    $  38,251,000    $  101,226,814   $   99,778,000

Receipts:
              Credit Card and Local Deposits                     $ 165,496,976    $ 168,941,000    $2,038,481,139   $1,888,005,000
              Collections of Accounts Receivable                    45,944,225       41,290,000       633,276,515      389,881,000
              Other Receipts                                        33,345,823       16,617,000       343,738,104      239,065,000
                                                                 =============    =============    ==============   ==============
Total Receipts                                                   $ 244,787,024    $ 226,848,000    $3,015,495,758   $2,516,951,000

Disbursements:
              US Trustee Fees Paid                               $      79,250    $          --    $      305,000   $           --
      4       Fleet Operating Expenses                              15,657,332       17,964,000       161,523,329      178,657,000
     5a       Personnel - Net Cash Payroll                          25,311,947       18,209,083       256,532,044      231,510,850
     5b       Personnel - Payroll Taxes Paid                         9,534,500        6,858,995        95,551,515       83,311,750
     5c       Personnel - Benefits Payments                          7,689,616        5,531,809        71,095,790       61,929,744
     5d       Personnel - Payments of Garnishments Withheld            210,058          151,113         2,127,684        1,925,901
      6       Travel Expenses Paid                                     587,224          330,000         4,209,191        3,603,000
      7       Fuel Payments For Rental Fleet                         4,658,870        5,041,000        45,300,878       51,349,000
      8       Airport - Agency - Concession Fees Paid               15,630,135        5,770,000       195,566,579       66,600,000
      9       Insurance Payments All                                11,288,149       11,630,000       100,970,784      131,097,000
     11       Facility and Other Fixed Operating Expenses Paid      18,419,106        7,628,000       190,991,118      124,942,000
     13       Travel Agency Tour Operator Commission Payments        6,346,193        8,601,000        88,523,056       85,311,000
     14       Advertising Payments                                   4,823,552        7,297,000        52,321,996       65,476,000
     15       IT Consulting Payments                                 4,703,451               --        51,576,891       39,117,000
     16       IT Other Cash Payments                                 1,836,559        5,336,000        24,277,342       63,872,000
     17       Sales Taxes and Other Taxes Paid                      21,867,034       25,222,000       247,570,502      296,297,000
     18       Professional Fees Paid - Ordinary Course               1,137,644          172,000        13,862,590        5,046,000
     19       Professional Fees Paid - Bankruptcy Professionals      2,368,358        1,440,000        18,878,796       22,220,000
     20       Other Miscellaneous Operating Expenses Paid           18,069,471        4,406,000       105,781,849       46,438,000
     23       Capital Expenditures                                     940,866        4,712,000         9,242,292       56,829,000
     24       Interest and Financing Fees Paid                       2,980,144          540,000        23,318,326        9,860,000
     25       Vehicle Holding Costs Paid                             4,110,501        9,700,000       805,612,691      782,303,000
    25.1      Fleet Purchase Payments and Financing Enhancements    95,851,363       93,933,000       415,695,883      290,959,000
     26       Working Capital Fundings to Subsidiaries                      --               --         4,000,000        6,000,000
                                                                 =============    =============    ==============   ==============
Total Disbursements                                              $ 274,101,322    $ 240,473,000    $2,984,836,128   $2,704,654,245

Net Cash Flow                                                    $ (29,314,298)   $ (13,625,000)   $   30,659,630   $ (187,703,245)

                                                                 -------------    -------------    --------------   --------------
Cash at End of Period                                            $ 131,886,444    $  24,626,000    $  131,886,444   $  (87,925,245)
                                                                 =============    =============    ==============   ==============


Notes: "Projected" amounts for the month of October posted from the February 15, 2002 revised budget.
         "Projected" amounts for the Filing Period to Date reflect a combination of the original budget and the revised budget.
         Effective July 2002, category 12 "Other" has been combined with Category 20 "Other".
         Effective August 2002, all Insurance payments combined in item 9 "Insurance All".

ANC RENTAL CORPORATION ET AL.,
CASE NO. 01-11200 JOINTLY ADMINISTERED
SUMMARY COMBINED BALANCE SHEET
OCTOBER 31, 2002




                           ASSETS

Cash & Cash Equivalents                                       $  131,325,760
Restricted Cash                                                      560,684
Receivables, net                                                  88,497,091
Prepaid Expenses                                                  43,074,616
Revenue Earning Vehicles, net                                    (22,588,950)
Property Plant & Equip, net                                      258,302,632
Investment in Subsidiaries                                     3,727,634,589
Other Assets                                                      35,669,016
                                                              --------------
    TOTAL ASSETS                                              $4,262,475,438
                                                              --------------



             LIABILITIES & SHAREHOLDERS' EQUITY

Accounts Payable                                              $  142,640,571
Estimated Debt - Vehicle Rental                                    9,422,702
Accrued Liabilities                                              293,089,367
Insurance Reserves                                               299,538,925
Other Debt                                                       287,609,749
Deferred Income Taxes                                            253,710,734
Interest rate hedges at fmv                                       82,260,000
Due to Affiliates                                                707,710,759
Other Liabilities                                                 79,038,318
                                                              --------------
    TOTAL LIABILITIES                                          2,155,021,125

Shareholders' equity                                           2,107,454,313

                                                              --------------
    TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                  $4,262,475,438
                                                              ==============

ANC RENTAL CORPORATION, ET AL.
CASE NUMBER 01-11200, JOINTLY ADMINISTERED
COMBINED STATEMENT OF OPERATIONS
FOR THE PERIODS AS INDICATED


                                               For the One      For the Period
                                               Month Ended        November 13,
                                               October 31,      2001 to October
                                                  2002              31, 2002
                                               -----------      ---------------
Total Revenue                                  168,016,532       2,069,014,008

Direct Operating Costs                          90,824,746       1,007,133,933
Vehicle Depreciation, net                       70,153,855         839,722,678
SGA                                             35,613,482         445,773,285
Amortization of Intangibles                         14,277             305,027
Transition Cost                                  6,555,769         162,459,889
Interest Income                                   (302,577)         (3,082,502)
Interest Expense                                 4,877,081          59,422,397
FMV Stand Alone Caps                             2,775,376          35,562,759
Other (income) / expense net                      (117,864)        121,249,944
                                               -----------       -------------
Net Income                                     (42,377,613)       (599,533,402)
                                               ===========       ==============

Note: Obligations incurred by ANC Management Services, Inc., Republic Guy Salmon, Inc., and certain other subsidiaries are settled by ANC Rental Corporation then charged to the respective subsidiary by way of an intercompany charge.